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EXHIBIT A


May 9, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Corniche Group Incorporated - Change in Accountants

Ladies and Gentlemen:

We have reviewed the comments in Item 4 of Form 8-K of Corniche Group Incorporated dated May 7, 2001 relating to the Company's change in accountants. This letter is to confirm that we agree with the statements contained therein as to the termination of the client-auditor relationship between Corniche Group Incorporated and Weinick Sanders Leventhal & Co., LLP.



/s/ WEINICK SANDERS LEVENTHAL & CO., LLP